UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2019

Continental Materials Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-03834	36-2274391
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

440 S. LaSalle Drive, Suite 3100, Chicago, IL 60605

(Address of Principal Executive Offices) (Zip Code)

(312) 541-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

The information provided in Item 2.01 below is incorporated herein by reference.

Item 2.01  Completion of Disposition of Assets.

Continental Materials Corporation, a Delaware corporation (the “Company”), and its wholly owned subsidiaries Castle Concrete Company, a Colorado corporation (“Castle Concrete”), Transit Mix Concrete Company, a Colorado corporation (“Transit Mix”), Transit Mix of Pueblo, Inc., a Colorado corporation (“Transit of Pueblo”), and Daniels Sand Company, a Colorado corporation (“Daniels Sand” and together with the Company, Castle Concrete, Transit Mix and Transit of Pueblo, collectively, the “Sellers”), were previously engaged in (i) the ready mix concrete business (the “Ready Mix Business”) in and in the vicinity of Colorado Springs, Colorado, and Pueblo, Colorado, and (ii) sand and gravel mining operations located at their Daniels sand pit located in Colorado Springs, Colorado (the “Daniels Pit” and together with the Ready Mix Business, collectively, the “Purchased Business”).  On February 1, 2019 (the “Closing Date”), the Sellers consummated the sale of the business name ‘Transit Mix Concrete’ (the “Purchased Name”) and of substantially all of the real property, the tangible personal property and the executory contracts which were used in the Purchased Business (together with the Purchased Name, collectively, the “Purchased Assets”) to Aggregate Industries — WCR, Inc., a Colorado corporation (the “Buyer”). The sale of the Purchased Assets (the “Asset Sale Transactions”) was consummated pursuant to the terms of an Asset Purchase Agreement, dated the Closing Date (the “Asset Purchase Agreement), among the Buyer and the Sellers.

Pursuant to the Asset Purchase Agreement, the Buyer agreed, in consideration of the Purchased Assets, to pay $27,129,000 to Sellers, subject to a customary post-closing working capital adjustment, and to assume certain specified liabilities of the Purchased Business. The purchase price was paid to the Company, as representative of all of the Sellers, on the Closing Date less certain amounts to be held in escrow, as provided in the Asset Purchase Agreement, to secure the Sellers’ obligations to pay their working capital adjustment and indemnification obligations under the Asset Purchase Agreement and certain additional amounts to be held in escrow pending the subdivision of and sale to the Buyer at a subsequent closing of certain real property which is included in the Purchased Assets.

Among other things, the Asset Purchase Agreement includes customary representations, warranties, covenants and indemnities of the Sellers and of the Buyer, including a customary agreement by the Sellers not to compete for five years after the Closing Date in the manufacture, sale, distribution and/or supply of ready mix concrete or similar products or services within Colorado Springs, Colorado, Pueblo, Colorado, or the area within a 150 mile radius from the city limits of Colorado Springs, Colorado, and Pueblo, Colorado.  In addition, Transit Mix agreed in the Asset Purchase Agreement to change its corporate name to a name which does not include the Purchased Name.  The description of the Asset Purchase Agreement in this Periodic Report on Form 8-K is qualified in its entirety by reference to the text of the Asset Purchase Agreement, which is filed as Exhibit 10.1 hereto.

The Purchased Assets do not include, and Sellers are retaining, their Pike View quarry business located Colorado Springs, Colorado, their aggregates mining business located in Pueblo, Colorado, their sand and gravel mining business located in Fremont County, Colorado, and their retail building materials business at sites located in Colorado Springs, Colorado, and Pueblo, Colorado (collectively, the “Retained Business”).

In connection with the closing of the Asset Sale Transactions on the Closing Date and in accordance with the terms of the Asset Purchase Agreement, the Sellers and the Buyer also exchanged customary transfer documentation for the Purchased Assets and entered into certain transitional agreements relating to the Purchased Assets and the conduct of the Purchased Business and the Retained Business.

Item 9.01  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information giving effect to the Asset Sale Transactions is filed hereto as Exhibit 99.1:

•                  unaudited pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of September 29, 2018, giving effect to the Asset Sale Transactions as if they had occurred on September 29, 2018;

•                  unaudited pro forma condensed consolidated statement of income of the Company and its subsidiaries for the nine months ended September 29, 2018, giving effect to the Asset Sale Transactions as if they had occurred on January 1, 2017; and

•                  unaudited pro forma condensed consolidated statement of income of the Company and its subsidiaries for the fiscal year ended

December 30, 2017, giving effect to the Asset Sale Transactions as if they had occurred on January 1, 2017.

(d)  Exhibits

The following Exhibits are submitted herewith.

Exhibit No.	Description

10.1 *

Asset Purchase Agreement, dated February 1, 2019, by and among Continental Materials Corporation, Castle Concrete Company, Transit Mix Concrete Company, Transit Mix of Pueblo, Inc., Daniels Sand Company and Aggregate Industries — WCR, Inc.

99.1 *

Unaudited pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of September 29, 2018, giving effect to the Asset Sale Transactions as if they had occurred on September 29, 2018; unaudited pro forma condensed consolidated statement of income of the Company and its subsidiaries for the nine months ended September 29, 2018, giving effect to the Asset Sale Transactions as if they had occurred on January 1, 2017; and unaudited pro forma condensed consolidated statement of income of the Company and its subsidiaries for the fiscal year ended December 30, 2017, giving effect to the Asset Sale Transactions as if they had occurred on January 1, 2017

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Materials Corporation

Date: February 1, 2019	By:	/S/ PAUL AINSWORTH
Paul Ainsworth
Chief Financial Officer